                                                                        EX. 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                         10 1/8% SENIOR NOTES DUE 2008
                                       OF
                               IMPAC GROUP, INC.
                      FULLY AND UNCONDITIONALLY GUARANTEED
                             BY __________________

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Corporation (as defined below) (the "Existing Securities") are not immediately available, (ii) Existing Securities, the Letter of Transmittal and all other required documents cannot be delivered to State Street Bank and Trust Company (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Existing Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:


                      State Street Bank and Trust Company

By Registered or Certified Mail      Facsimile Transmissions:           By Hand Or Overnight Delivery

Street Bank and Trust Company             (617) 664-5290               State Street Bank and Trust Company
   Two International Place                                                    Two International Place
 Corporate Trust Department            Confirm By Telephone:                Corporate Trust Department
        4th Floor                         (617) 664-5587                              4th Floor
    Boston, MA 02110                                                              Boston, MA 02110
Attention:  Kellie Mullen                                                      Attention:  Kellie Mullen
  Re:  IMPAC Group, Inc.                                                         Re:  IMPAC Group, Inc.

     Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to IMPAC Group, Inc., a Delaware Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated ______________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Existing Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Existing Notes."

Aggregate Principal Amount    Name(s) of Registered Holder(s):_________________
Tendered: $______________     _________________________________________________

Certificate No(s)
if available):_____________________

___________________________________
(Total Principal Amount Represented by
Existing Securities Certificate(s))

$__________________________________

If Existing Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:________________________

Date:______________________________________

_____________________________________
     Must be in denominations of a principal amount of $1,000 and an integral multiple thereof.

________________________________________________________________________________
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________
                                   PLEASE SIGN HERE

X_____________________________     ___________________

X_____________________________     ___________________
Signature(s) of Owner(s)  Date
or Authorized Signatory

Area Code and Telephone Number:______________________________________

     Must be signed by the holder(s) of the Existing Securities as their name(s) appear(s) on certificates for Existing Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):      ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

Capacity:     ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

Address(es):  ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Existing Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Existing Securities to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Existing Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



_________________________      _________________________
       Name of Firm               Authorized Signature

_________________________      _________________________
         Address                       Title

_________________________      _________________________
         Zip Code                 (Please Type or Print)

Area Code and Telephone No.___ Dated:___________________

NOTE: DO NOT SEND CERTIFICATES FOR EXISTING SECURITIES WITH THIS FORM. CERTIFICATES FOR EXISTING SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.